                                                                    Exhibit 99.1



FOR IMMEDIATE RELEASE

                 VERITAS SOFTWARE REPORTS THIRD QUARTER RESULTS;

                      REVENUE $366 MILLION FOR THE QUARTER

                      Pro forma Earnings Per Share at $0.14

MOUNTAIN VIEW, CALIF. -- OCTOBER 21, 2002 -- VERITAS Software Corporation (Nasdaq: VRTS) today announced financial results for its third quarter ended September 30, 2002. The Company achieved third quarter revenue of $366 million, compared to revenue of $365 million for the quarter ended June 30, 2002 and revenue of $340 million for the same period a year ago.

Pro forma diluted earnings per share for the third quarter was $0.14, compared to $0.14 for the prior quarter and $0.12 for the same period a year ago. Pro forma diluted earnings per share do not include the effect of purchase accounting adjustments, other non-recurring charges and related adjustments for income tax provisions. Purchase accounting adjustments include non-cash items such as amortization of developed technology, amortization of goodwill and other intangibles.

GAAP net income for the quarter ended September 30, 2002 was $36 million, or $0.09 per share, diluted, compared with $26 million, or $0.06 per share, diluted, in the prior quarter and a loss of $162 million, or ($0.40) per share for the quarter ended September 30, 2001. As a consequence of adopting the Statement of Financial Accounting Standards 142 as of January 1, 2002, the non-cash charges related to amortization of goodwill and other intangibles decreased $204 million in the quarter ended September 30, 2002 as compared to the quarter ended September 30, 2001.

"We are pleased with our performance this quarter given the ongoing challenges of reduced IT spending patterns," said Gary Bloom, chairman, president and CEO, VERITAS Software. "Our results are a reflection of our ability to execute against our business model and how well it aligns with the trends in the storage industry. Our commitment to providing software solutions that enable our customers to better manage today's complex, heterogeneous IT environments has enabled us to outperform our competition and maintain a strong competitive advantage."

"Our balance sheet remains strong, as we exited the quarter with a record $2.1 billion in cash and investments, and generated approximately $100 million in cash from operating activities during the quarter," said Bloom. "In addition, we continue to manage our costs very tightly, and maintained an operating margin of 23%."

The Company expects the selling climate for the fourth quarter to be similar to the past few quarters, with some sequential revenue growth due to the normal seasonal nature of the sales model. The Company believes the current First Call revenue consensus of $377 million is a reasonable target. Based on the previously provided operating margin guidance of 21% to 23%, fourth quarter pro-forma earnings per share is expected to be in the range of $0.12 to $0.14. Looking to calendar year 2003, the Company expects to follow the seasonal patterns typical of the software industry, with a sequential decline from the fourth quarter, 2002 to the first quarter, 2003, followed by modest improvements in the second half of the year.

The pro forma statements of operations are intended to present the Company's operating results excluding purchase accounting adjustments and other non-recurring items. These pro forma statements of operations are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from pro forma measures used by other companies.

The Company will hold a conference call today at 2:00 p.m. Pacific Time, 5:00 p.m. Eastern Time, to review the results and business outlook. The conference call will be available to all investors. The telephone dial-in number for listen-only access to the live call is 913-981-5581. A live web cast will also be available at www.veritas.com, Investor section. In addition, a telephonic replay will be available on Monday, October 21 at 4:00 pm, Pacific Time through October 28, 2002, 10:00 pm, Pacific Time, by dialing 719-457-0820, replay code:
440826.

ABOUT VERITAS SOFTWARE

With revenue of $1.5 billion in 2001, VERITAS Software ranks among the top 10 software companies in the world. VERITAS Software is the world's leading storage software company, providing data protection, storage management, high availability and disaster recovery software to 86 percent of the Fortune 500. VERITAS Software's corporate headquarters is located at 350 Ellis Street, Mountain View, CA, 94043, tel: 650-527-8000, fax: 650-527-8050, e-mail:
vx-sales@veritas.com, Web site: www.veritas.com.

This press release includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. For example, the quotations from Company officers and statements regarding the Company's projections of revenue, pro forma earnings per share and operating margins for the quarter ending December 31, 2002 and general expectations regarding 2003 revenue are forward-looking statements. Such forward-looking statements involve a number of risks and uncertainties, including: the risk that a continuing or worsening decline in economic conditions generally and in IT spending specifically might reduce customer demand for our products; the risk that the Company's revenues in 2003 will be inconsistent with seasonal patterns typical of the software industry; the risk that our products and services will not gain or maintain market acceptance; the risk that we may lose market share to existing or new competitors; and the risk that we may not be able to manage our expenses adequately in response to changing market conditions. These and other factors could cause our actual results to differ materially from what we project in our forward-looking statements. For more information regarding potential risks, see the "Factors That May Affect Future Results" section of our most recent reports on Form 10-K and Form 10-Q, which are on file with the SEC. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.



                                      # # #


INVESTOR CONTACT:

Renee Budig, Vice President, Investor Relations, VERITAS Software
(650) 527-4047, renee.budig@veritas.com

PRESS CONTACT:

Julia Glenister, Senior Director, Corporate Communications, VERITAS Software
(650) 527-3826, julia.glenister@veritas.com;

Jean Kondo, Senior Manager, Corporate Communications, VERITAS Software
(650) 527-4842, jean.kondo@veritas.com

Copyright 2002 VERITAS Software Corporation. All rights reserved. VERITAS, the VERITAS Logo and all other VERITAS product names and slogans are trademarks or registered trademarks of VERITAS Software Corporation. VERITAS and the VERITAS Logo Reg. U.S. Pat. & Tm. Off. Other product names and/or slogans mentioned herein may be trademarks or registered trademarks of their respective companies.



                         -Financial Statements Attached-

VERITAS Software Q3'02 Earnings Release
Page 4 of 6


                          VERITAS SOFTWARE CORPORATION
                       PRO FORMA STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                         THREE MONTHS ENDED                    NINE MONTHS ENDED
                                                            SEPTEMBER 30,                        SEPTEMBER 30,
                                                    -----------------------------       -----------------------------
                                                       2002              2001              2002              2001
                                                    -----------       -----------       -----------       -----------
Net revenue:
  User license fees                                 $   240,699       $   240,014       $   742,286       $   842,711
  Services                                              124,985           100,217           358,537           275,184
                                                    -----------       -----------       -----------       -----------
     TOTAL NET REVENUE                                  365,684           340,231         1,100,823         1,117,895
COST OF REVENUE:
  User license fees                                       8,250             7,919            26,222            28,298
  Services                                               46,686            33,952           132,693            99,983
                                                    -----------       -----------       -----------       -----------
     TOTAL COST OF REVENUE                               54,936            41,871           158,915           128,281
                                                    -----------       -----------       -----------       -----------
GROSS PROFIT                                            310,748           298,360           941,908           989,614
OPERATING EXPENSES:
  Selling and marketing                                 122,042           138,659           375,736           427,180
  Research and development                               69,182            61,636           202,067           177,742
  General and administrative                             35,179            29,687           102,905            84,077
                                                    -----------       -----------       -----------       -----------
     TOTAL OPERATING EXPENSES                           226,403           229,982           680,708           688,999
                                                    -----------       -----------       -----------       -----------
Income from operations                                   84,345            68,378           261,200           300,615
Interest and other income, net                           10,619            15,697            37,480            51,537
Interest expense                                         (7,606)           (7,552)          (22,988)          (21,847)
                                                    -----------       -----------       -----------       -----------
Income before income taxes                               87,358            76,523           275,692           330,305
Provision for income taxes                               29,702            26,018            93,736           112,304
                                                    -----------       -----------       -----------       -----------
PRO FORMA NET INCOME                                $    57,656       $    50,505       $   181,956       $   218,001
                                                    ===========       ===========       ===========       ===========
PRO FORMA NET INCOME PER SHARE - BASIC              $      0.14       $      0.13       $      0.45       $      0.55
                                                    ===========       ===========       ===========       ===========
PRO FORMA NET INCOME PER SHARE - DILUTED            $      0.14       $      0.12       $      0.43       $      0.52
                                                    ===========       ===========       ===========       ===========
SHARES USED IN PER SHARE CALCULATION - BASIC            410,898           400,455           408,827           397,783
                                                    ===========       ===========       ===========       ===========
SHARES USED IN PER SHARE CALCULATION - DILUTED          416,587           416,894           418,823           420,006
                                                    ===========       ===========       ===========       ===========

The pro forma statements of operations are intended to present the Company's operating results excluding special items and related adjustments on provisions for income taxes. These pro forma statements of operations are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from pro forma measures used by other companies. The pro forma statements of operations are prepared using an income tax rate of 34%.

A reconciliation of the Company's pro forma net income to its net income (loss) under generally accepted accounting principles is presented below:


PRO FORMA NET INCOME                                $    57,656       $    50,505       $   181,956       $   218,001
SPECIAL ITEMS:
  Amortization of developed technology                  (16,457)          (15,791)          (50,264)          (47,295)
  Amortization of other intangibles                     (18,016)          (18,076)          (54,048)          (54,304)
  Amortization of goodwill                                   --          (203,725)               --          (610,466)
  Acquisition and restructuring costs or reversals           --             5,000                --             5,000
  Loss on strategic investments                              --           (16,074)          (14,802)          (16,074)
  Adjustments on provision for income taxes              13,043            36,175            43,895            58,077
                                                    -----------       -----------       -----------       -----------
NET INCOME (LOSS)                                   $    36,226       $  (161,986)      $   106,737       $  (447,061)
                                                    ===========       ===========       ===========       ===========

VERITAS Software Q3'02 Earnings Release
Page 5 of 6

                          VERITAS SOFTWARE CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                            THREE MONTHS ENDED                   NINE MONTHS ENDED
                                                               SEPTEMBER 30,                       SEPTEMBER 30,
                                                       -----------------------------       -----------------------------
                                                          2002              2001              2002              2001
                                                       -----------       -----------       -----------       -----------
NET REVENUE:
  User license fees                                    $   240,699       $   240,014       $   742,286       $   842,711
  Services                                                 124,985           100,217           358,537           275,184
                                                       -----------       -----------       -----------       -----------
     TOTAL NET REVENUE                                     365,684           340,231         1,100,823         1,117,895
COST OF REVENUE:
  User license fees                                          8,250             7,919            26,222            28,298
  Services                                                  46,686            33,952           132,693            99,983
  Amortization of developed technology                      16,457            15,791            50,264            47,295
                                                       -----------       -----------       -----------       -----------
     TOTAL COST OF REVENUE                                  71,393            57,662           209,179           175,576
                                                       -----------       -----------       -----------       -----------
GROSS PROFIT                                               294,291           282,569           891,644           942,319
OPERATING EXPENSES:
  Selling and marketing                                    122,042           138,659           375,736           427,180
  Research and development                                  69,182            61,636           202,067           177,742
  General and administrative                                35,179            29,687           102,905            84,077
  Amortization of other intangibles                         18,016            18,076            54,048            54,304
  Amortization of goodwill                                      --           203,725                --           610,466
  Acquisition and restructuring costs (reversals)               --            (5,000)               --            (5,000)
                                                       -----------       -----------       -----------       -----------
     TOTAL OPERATING EXPENSES                              244,419           446,783           734,756         1,348,769
                                                       -----------       -----------       -----------       -----------
Income (loss) from operations                               49,872          (164,214)          156,888          (406,450)
Interest and other income, net                              10,619            15,697            37,480            51,537
Interest expense                                            (7,606)           (7,552)          (22,988)          (21,847)
Loss on strategic investments                                   --           (16,074)          (14,802)          (16,074)
                                                       -----------       -----------       -----------       -----------
Income (loss) before income taxes                           52,885          (172,143)          156,578          (392,834)
Provision (benefit) for income taxes                        16,659           (10,157)           49,841            54,227
                                                       -----------       -----------       -----------       -----------
NET INCOME (LOSS)                                      $    36,226       $  (161,986)      $   106,737       $  (447,061)
                                                       ===========       ===========       ===========       ===========
NET INCOME (LOSS) PER SHARE - BASIC                    $      0.09       $     (0.40)      $      0.26       $     (1.12)
                                                       ===========       ===========       ===========       ===========
NET INCOME (LOSS) PER SHARE - DILUTED                  $      0.09       $     (0.40)      $      0.25       $     (1.12)
                                                       ===========       ===========       ===========       ===========
SHARES USED IN PER SHARE CALCULATION - BASIC               410,898           400,455           408,827           397,783
                                                       ===========       ===========       ===========       ===========
SHARES USED IN PER SHARE CALCULATION - DILUTED             416,587           400,455           418,823           397,783
                                                       ===========       ===========       ===========       ===========

VERITAS Software Q3'02 Earnings Release
Page 6 of 6


                          VERITAS SOFTWARE CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                    SEPTEMBER 30,   DECEMBER 31,
                                                        2002           2001
                                                    -------------   ------------
                                                     (UNAUDITED)
                                     ASSETS

CURRENT ASSETS:
  Cash and short-term investments                    $2,123,038      $1,694,860
  Accounts receivable, net                              115,128         176,635
  Deferred income taxes                                 122,834         124,527
  Other current assets                                   67,457          66,466
                                                     ----------      ----------
     TOTAL CURRENT ASSETS                             2,428,457       2,062,488
Property and equipment                                  230,799         225,763
Other intangibles, net                                  102,159         209,722
Goodwill, net                                         1,202,814       1,202,814
Other non-current assets                                 28,383          52,451
Deferred income taxes                                    84,840          45,375
                                                     ----------      ----------
     TOTAL ASSETS                                    $4,077,452      $3,798,613
                                                     ==========      ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                   $   30,016      $   32,244
  Accrued compensation and benefits                      81,562          89,637
  Accrued acquisition and restructuring costs            10,786          12,093
  Other accrued liabilities                              78,099          80,833
  Income taxes payable                                  124,305          63,735
  Deferred revenue                                      256,773         239,110
                                                     ----------      ----------
     TOTAL CURRENT LIABILITIES                          581,541         517,652
NON-CURRENT LIABILITIES:
  Convertible subordinated notes                        456,007         444,408
  Deferred and other income taxes                       113,100         113,100
                                                     ----------      ----------
     TOTAL NON-CURRENT LIABILITIES                      569,107         557,508
Stockholders' equity                                  2,926,804       2,723,453
                                                     ----------      ----------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $4,077,452      $3,798,613
                                                     ==========      ==========